SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 25, 2007

                                    MBIA INC.
             (Exact name of registrant as specified in its charter)

          Connecticut                1-9583                06-1185706
 (State or other jurisdiction   (Commission File         (IRS Employer
       of incorporation)             Number)           Identification No.)

               113 King Street,
               Armonk, New York                        10504
   (Addresses of principal executive offices)        (Zip Code)


               Registrant's telephone number, including area code:
                                  914-273-4545


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01. OTHER EVENTS.

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 8.01 - Other Events of Form 8-K.

MBIA Inc. ("MBIA") and its wholly-owned subsidiary MBIA Insurance Corporation announced on July 25, 2007 that the Independent Consultant, who was retained by MBIA pursuant to its previously announced settlement with the Securities and Exchange Commission ("SEC"), the New York Attorney General's Office ("NYAG") and the New York State Insurance Department ("NYSID"), has completed his review. The Independent Consultant was retained to assess MBIA's accounting and disclosures for its investment in Capital Asset Holdings GP, Inc., and for its exposure on notes issued by the US Airways 1998--1 Repackaging Trust. The Independent Consultant has concluded that MBIA's accounting and disclosures concerning these matters were consistent with GAAP and the federal securities laws.

The Independent Consultant also reported to the SEC, the NYAG and the NYSID on the evaluation previously undertaken at the direction of the Audit Committee of MBIA's Board of Directors by Promontory Financial Group LLC. Promontory's review included a comprehensive assessment of MBIA's compliance organization and monitoring systems, internal audit functions, governance process and other controls, including risk management and records management policies and procedures. The Independent Consultant examined the design of Promontory's review and MBIA's implementation of Promontory's recommendations. The Independent Consultant found that both the Promontory review and MBIA's implementation of Promontory's recommendations were reasonable and concluded that no further changes or improvements to MBIA's policies and procedures were necessary to achieve best practices.

The Independent Consultant has reported his findings to the SEC, the NYAG and the NYSID, and to MBIA's Board of Directors. The regulatory agencies have now completed their review of the Independent Consultant's report. MBIA does not expect any further enforcement actions in connection with the matters covered by the Independent Consultant's report.

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 8.01 as if fully set forth herein.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

99.1   Press Release issued by MBIA Inc. dated July 25, 2007.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MBIA INC.



                                           By: /s/ Ram D. Wertheim
                                               ---------------------------------
                                               Ram D. Wertheim
                                               General Counsel

Date: July 26, 2007


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                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                               Dated July 25, 2007


Exhibit 99.1           Press Release issued by MBIA Inc. dated July 25, 2007.